POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Mark A. McCollum and Christina M. Ibrahim, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney  may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 10th day of February, 2011.

/s/ Alan M. Bennett
Alan M. Bennett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Mark A. McCollum and Christina M. Ibrahim, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney  may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 10th day of February, 2011.

/s/ James R. Boyd
James R. Boyd

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Mark A. McCollum and Christina M. Ibrahim, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney  may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 10th day of February, 2011.

/s/ Milton Carroll
Milton Carroll

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Mark A. McCollum and Christina M. Ibrahim, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney  may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 10th day of February, 2011.

/s/ Nance K. Dicciani
Nance K. Dicciani

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Mark A. McCollum and Christina M. Ibrahim, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney  may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 10th day of February, 2011.

/s/ S. Malcolm Gillis
S. Malcolm Gillis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Mark A. McCollum and Christina M. Ibrahim, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney  may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 10th day of February, 2011.

/s/ James T. Hackett
James T. Hackett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Mark A. McCollum and Christina M. Ibrahim, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney  may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 15th day of February, 2011.

/s/ Abdallah S. Jum’ah
Abdallah S. Jum’ah

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Mark A. McCollum and Christina M. Ibrahim, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney  may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 10th day of February, 2011.

/s/ Robert A. Malone
Robert A. Malone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Mark A. McCollum and Christina M. Ibrahim, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney  may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 10th day of February, 2011.

/s/ J. Landis Martin
J. Landis Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Mark A. McCollum and Christina M. Ibrahim, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney  may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 10th day of February, 2011.

/s/ Debra L. Reed
Debra L. Reed